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                           SCHEDULE TO EXHIBIT 10.34

    Employee                    Title                     Amount
    --------                    -----                     ------

Edward L. Hutton         Chairman, CEO                  $422,484.56
Rick L. Arquilla         President of Roto-Rooter         24,634.94
                           Services Company